ELITE ACCESS BROKERAGE EDITION (08/18) INDIVIDUAL VARIABLE AND FIXED ANNUITY APPLICATION (VA650NY) INDIVIDUAL VARIABLE ANNUITY APPLICATION (VA660NY) Jackson National Life Insurance Company Home Office: Purchase, NY 10577 of New York www.jackson.com First Class Mail: P.O. Box 30314 Customer Care: 800-599-5651 Lansing, MI 48909-7814 Fax: 888-576-8383 Hours: 8:00 a.m. to 8:00 p.m. ET Overnight Mail: 1 Corporate Way Email: customercare@jackson.com Lansing, MI 48951 Linking/BIN/Brokerage Acct. Number (if applicable) Jackson of NY pre-assigned Contract Number (if applicable) Primary Owner PLEASE PRINT Type of Ownership: CLEARLY Individual/Joint Custodian Trust Corporation/Pension Plan Government Entity For entity owned, tax qualified contracts (except for Trust owned), the entity owner's W-9 or substitute W-9 should Please see the Good Order be on file prior to taking a distribution. If not, the distribution may require the mandatory IRA Foreign Withholding. Checklist for additional Social Security Number or Tax ID Number Phone Number (include area code) requirements. Date of Birth (mm/dd/yyyy) Sex Male Female U.S. Citizen Yes No First Name Middle Name Last Name Non-Natural Owner/Entity Name (if applicable) Email Address (print clearly) Physical Address Line 1 (No P.O. Boxes) Physical Address Line 2 Physical Address City State ZIP Mailing Address Line 1 Mailing Address Line 2 Mailing Address City State ZIP NVDA 650BE 01/17 Page 1 of 11 NV7873 08/18

LONG-TERM SMART Joint Owner Social Security Number Email Address (print clearly) Date of Birth (mm/dd/yyyy) Sex Male Female U.S. Citizen Yes No First Name Middle Name Last Name In the case of Relationship to Owner Phone Number (include area code) Joint Owners, all correspondence Physical Address Line 1 (No P.O. Boxes) Line 2 and required documentation will be sent to the address of City State ZIP the Primary Owner. Primary Annuitant Complete this Social Security Number Date of Birth (mm/dd/yyyy) section if different than Owner. If Primary Phone Number (include area code) Annuitant Sex Male Female U.S. Citizen Yes No section is left blank, the Annuitant will First Name Middle Name Last Name default to the Owner. Physical Address Line 1 (No P.O. Boxes) Line 2 City State ZIP Joint Annuitant Complete this Social Security Number section if different than No Joint Annuitant Joint Owner. If Joint Annuitant Date of Birth (mm/dd/yyyy) section is left blank, the Joint Sex Male Female U.S. Citizen Yes No Annuitant will default to the First Name Middle Name Last Name Joint Owner. Relationship to Primary Annuitant Phone Number (include area code) Physical Address Line 1 (No P.O. Boxes) Line 2 City State ZIP NVDA 650BE 01/17 Page 2 of 11 NV7873 08/18

LONG-TERM SMART Beneficiary(ies) Percentage of It is required for Primary Sex Male Female % Good Order Death Benefit that the Death Social Security Number Date of Birth (mm/dd/yyyy) Relationship to Owner Benefit Percentage be whole First Name Middle Name Last Name numbers and must total 100% for each beneficiary Non-Natural Owner/Entity Name (if applicable) Phone Number (include area code) type. If Percentage of Death Benefit is Physical Address Line 1 (No P.O. Boxes) Line 2 left blank, all beneficiaries will receive equal shares. City State ZIP Please use form Percentage of N3041 for Primary Contingent Sex Male Female % additional Death Benefit beneficiaries. Social Security Number Date of Birth (mm/dd/yyyy) Relationship to Owner First Name Middle Name Last Name Non-Natural Owner/Entity Name (if applicable) Phone Number (include area code) Physical Address Line 1 (No P.O. Boxes) Line 2 City State ZIP Percentage of Primary Contingent Sex Male Female % Death Benefit Social Security Number Date of Birth (mm/dd/yyyy) Relationship to Owner First Name Middle Name Last Name Non-Natural Owner/Entity Name (if applicable) Phone Number (include area code) Physical Address Line 1 (No P.O. Boxes) Line 2 City State ZIP NVDA 650BE 01/17 Page 3 of 11 NV7873 08/18

LONG-TERM SMART Premium Payment Select method of payment and note approximate amount: Check Attached $ Check In Transit $ Wire $ External Transfer $ Internal Transfer $ Annuity Type IRA - Traditional* Non-Tax Qualified Roth IRA* SEP 403(b) TSA Stretch IRA Non-Qualified Stretch Roth Conversion Other: *Tax Contribution Years and Amounts: Year: $ Year: $ Statement Regarding Replacement of Existing Policies or Annuity Contracts It is required for Good Order that this entire Do you intend to replace an existing life insurance policy or annuity contract? No Yes section be completed. Jackson of NY pre-assigned Contract number: If replacing, please provide the Jackson Please complete all necessary forms as required by New York Regulation 60. National Life Insurance Company of New York (Jackson of NY) pre-assigned Contract number. Transfer Information Please check the appropriate box(es) under the " Transfer Type" and " Client Initiated" headings. Jackson of NY will only request the funds if the " Client Initiated" section is left blank or checked " No." Transfer Client Anticipated Type Initiated Company releasing funds Account number Maturity date transfer amount One account Full Yes number per $ box. Please also Partial No submit form N3783 for Full Yes $ external Partial transfers. No Non-Qualified Plan Types: IRC 1035 Exchange Non-1035 Exchange All Other Plan Types: Direct Transfer Direct Rollover Non-Direct Rollover Annuitization/Income Date Specify Income Date (mm/dd/yyyy) If an Annuitization/Income Date is not specified, the Company will default to the Latest Income Date as shown in the Contract. NVDA 650BE 01/17 Page 4 of 11 NV7873 08/18

LONG-TERM SMART Premium Allocation Tell us how you % Traditional Investments % Traditional Investments % Traditional Investments want your Equity Investments Equity Investments International annuity (cont. from previous column) Premiums JNL Multi-Manager JNL Multi-Manager invested. Whole Mid Cap (663) JNL/Mellon Capital International percentages JNL Multi-Manager S&P 400 MidCap Small Cap (686) Index only. TOTAL Small Cap Growth (116) (124) JNL/American Funds ALLOCATION JNL Multi-Manager JNL/Mellon Capital Capital Income MUST EQUAL Small Cap Value S&P 500 Index (123) Builder (685) 100%. (208) JNL/American Funds JNL/Mellon Capital JNL/American Funds S&P 1500 Growth (638) Growth (395) Global Growth Index (366) JNL/American Funds JNL/American Funds Total number JNL/Mellon Capital (343) Growth-Income (342) International of allocation S&P 1500 Value selections may JNL/The Boston Company JNL/Causeway Index (367) International not exceed 99. Equity Income (606) JNL/Mellon Capital Value Select (126) JNL/ClearBridge Small Cap Index (128) JNL/Epoch Large Cap Growth (364) JNL/PPM America Global Shareholder JNL/DFA Mid Cap Value (293) Yield (397) U.S. Core Equity (115) JNL/T. Rowe Price JNL/Franklin Templeton JNL/DFA Established Growth (111) International Small U.S. Small Cap (612) Cap JNL/T. Rowe Price (250) JNL/Franklin Templeton Value (149) JNL/GQG Income (075) JNL/Vanguard Emerging Markets JNL/Invesco Equity Capital Growth (373) (675) Diversified Dividend (365) JNL/Vanguard JNL/Harris Oakmark JNL/Invesco Global Equity Equity Income (374) (656) Small Cap Growth (195) JNL/Vanguard JNL/Invesco JNL/JPMorgan Small Company China-India (273) MidCap Growth (101) Growth (376) JNL/Invesco JNL/The London Company JNL/Vanguard International Growth (113) Focused U.S. Equity (639) U.S. Stock Market JNL/Lazard JNL/Mellon Capital Index (668) Emerging Markets (077) Dow Index (145) JNL/WMC JNL/Lazard JNL/Mellon Capital Balanced (104) International Nasdaq 100 Index (222) Strategic Equity (630) JNL/Loomis Sayles Global Growth (689) JNL/Mellon Capital Emerging Markets Index (349) JNL/Mellon Capital International Index (129) JNL/Mellon Capital MSCI World Index (183) JNL/Oppenheimer Emerging Markets Innovator (657) PREMIUM ALLOCATIONS CONTINUED ON PAGES 6 AND 7. NVDA 650BE 01/17 Page 5 of 11 NV7873 08/18

LONG-TERM SMART Premium Allocation (Continued from page 5) Total number % Traditional Investments % Traditional Investments % Traditional Investments of allocation International Specialty Fixed Income selections may (cont. from previous page) not exceed 99. JNL/DoubleLine JNL/Crescent JNL/Vanguard Shiller Enhanced High Income (660) International (375) CAPE (659) JNL/DoubleLine JNL/Vanguard JNL/Mellon Capital Core Fixed Income (127) Tell us how you International Stock 10 x 10 (243) want your JNL/DoubleLine (670) annuity Market Index JNL/Mellon Capital Emerging Markets Premiums JNL/WCM European 30 (299) Fixed Income (661) invested. Whole Focused International JNL/Mellon Capital JNL/DoubleLine percentages Equity (640) Index 5 (242) Total Return (636) only. TOTAL ALLOCATION % Traditional Investments JNL/Mellon Capital JNL/Franklin Templeton MUST EQUAL JNL 5 (224) Global Multisector Sector 100%. JNL/Mellon Capital Bond (348) JNL/Mellon Capital MSCI KLD 400 JNL/Goldman Sachs Consumer Discretionary Social Index (667) Emerging Markets Sector (185) JNL/Mellon Capital Debt (059) JNL/Mellon Capital Pacific Rim 30 (298) JNL/JPMorgan Consumer Staples U.S. Government & Sector (368) JNL/Mellon Capital S&P SMid 60 (248) Quality Bond (109) JNL/Mellon Capital JNL/Mellon Capital Energy Sector (190) JNL/Morningstar Wide Moat Bond Index (133) JNL/Mellon Capital Index (690) JNL/Neuberger Berman FInancial Sector (189) Strategic Income JNL/S&P 4 (361) JNL/Mellon Capital (292) JNL/PIMCO Healthcare Sector (188) JNL/S&P Income (372) JNL/Mellon Capital Competitive JNL/PIMCO Industrials Sector (369) Advantage (274) Investment Grade (604) JNL/Mellon Capital JNL/S&P Corporate Bond Information Technology Dividend Income JNL/PIMCO Sector (187) & Growth (278) Real Return (078) JNL/Mellon Capital JNL/S&P JNL/PPM America Materials Sector (370) International 5 (654) Floating Rate Income (346) JNL/Mellon Capital JNL/S&P JNL/PPM America Real Estate Sector (371) Intrinsic Value (279) High Yield Bond (136) JNL/Mellon Capital JNL/S&P JNL/PPM America Telecommunications Mid 3 (363) Total Return (662) Sector (191) JNL/S&P JNL/Scout JNL/Mellon Capital Total Yield (280) Unconstrained Bond (648) Utilities Sector (635) JNL/T. Rowe Price Short-Term Bond (076) JNL/Vanguard Global Bond Market Index (671) JNL/WMC Government Money Market (107) NVDA 650BE 01/17 Page 6 of 11 NV7873 08/18

LONG-TERM SMART Premium Allocation (Continued from pages 5 and 6) Tell us how you % Alternative Investments % Tactically Managed Strategies % Asset Allocation want your (cont. from previous column) annuity Alternative Assets JNL iShares Tactical Premiums JNL/BlackRock Moderate (389) JNL/American Funds invested. Whole Global Natural JNL iShares Tactical Moderate Growth percentages Resources (066) Moderate Growth (390) Allocation (357) only. TOTAL JNL/American Funds ALLOCATION JNL/First State JNL iShares Tactical Growth Allocation (358) MUST EQUAL Global Infrastructure (347) Growth (391) JNL/DFA 100%. JNL/Heitman U.S. JNL/AB Moderate Growth Focused Real Estate (687) Dynamic Asset Allocation (665) JNL/Invesco Allocation (644) JNL/DFA Total number Global Real Estate (206) JNL/AQR Growth Allocation (664) of allocation JNL/Neuberger Berman Risk Parity (641) selections may Risk Balanced JNL/BlackRock JNL/Vanguard not exceed 99. Commodity Strategy (643) Global Allocation (345) Moderate ETF Allocation (672) JNL/VanEck JNL/FPA + DoubleLine JNL/Vanguard International Gold (615) Flexible Allocation (305) Moderate Growth % Alternative Investments JNL/T. Rowe Price ETF Allocation (673) Capital Appreciation (637) Alternative Strategies JNL/Vanguard Growth ETF JNL Multi-Manager % Risk Management Strategy Allocation (674) Alternative (655) JNL/T. Rowe Price % Fixed Account Options * JNL/AQR Managed Volatility (See NOTE below) Large Cap Relaxed Balanced (647) Constraint Equity (068) *Not available if the Liquidity Option JNL/AQR % Asset Allocation is selected. Managed Futures JNL Institutional 1-Year (NOT AVAILABLE) Strategy (379) Alt 50 (303) JNL/BlackRock JNL Institutional 3-Year (NOT AVAILABLE) Global Long Short Alt 100 (388) Credit (628) JNL Conservative 5-Year JNL/Boston Partners Allocation (380) (045) Global Long Short Equity (653) JNL Moderate 7-Year Allocation (047) JNL/Eaton Vance (381) JNL Moderate Global Macro Absolute NOTE: The Contract permits Jackson Return Advantage (629) Growth Allocation (070) of NY to restrict the amount of JNL/FAMCO JNL Growth Premium payments into, and the Flex Core Allocation (071) amount and frequency of transfers between, into and from, any Fixed Covered Call (398) JNL Aggressive Account Option; to close any Fixed JNL/JPMorgan Growth Allocation (072) Account Option; and to require Hedged Equity (688) transfers from a Fixed Account Option. JNL/Neuberger Berman Accordingly, you should consider whether investment in a Fixed Account Currency (614) Option is suitable given your JNL/Nicholas investment objectives. Convertible Arbitrage (603) JNL/PPM America Long Short Credit (631) JNL/Westchester Capital Event Driven (658) NVDA 650BE 01/17 Page 7 of 11 NV7873 08/18

LONG-TERM SMART Systematic Investment (periodic premium reallocation program) Please read the Important Information related to Systematic Investments in the Notice to Applicant section on page 10. Only the Investment Automatic Rebalancing. The 3-, 5- and 7-Year Fixed Account Options are not available for Automatic Rebalancing. Division(s) and the 1-Year Fixed I elect Automatic Rebalancing of the Investment Divisions according to the allocations in the Premium Allocation Account Option section using the frequency and start date below. If both frequency and start date are left blank, Automatic (subject to Rebalancing will not be established. availability) as selected in the Frequency: Monthly Quarterly Semiannually Annually Premium Allocation section can participate in Start Date (mm/dd/yyyy): OR Immediately after issue Automatic Rebalancing. Note: If no start date is selected, the program will begin one month/quarter/half-year/year (depending on the Other frequency you select) from the date Jackson of NY applies the initial Premium payment. If no frequency is selected, Systematic the frequency will be annual. If the start date indicated is on day 29, 30, or 31 of a month, but the frequency at Investment which the transfer will occur does not always include this date, Jackson of NY will default the start date and all Options may be subsequent transfer dates to the 28th. available. Please see Systematic Investment form (NV5485). Optional Benefit May not be available in all states and once selected cannot be changed. Optional Benefit: Liquidity Option (Contract Form VA660NY) Additional charges will Fixed Account Options are not available if Liquidity Option is selected. apply. Please see the prospectus for details. Telephone/Electronic Transfer Authorization If no election By checking " Yes," I (we) authorize Jackson of NY to accept instructions to initiate or discontinue Systematic is made, Investment options (Rebalancing, Dollar Cost Averaging, Earnings Sweep) or transfer contract values between Jackson of NY investment options via telephone, internet, or other electronic medium from me, or in the case of Joint Owners, will default to from any Joint Owner, or from my (our) Producer/Representative, subject to Jackson of NY's administrative " No." procedures. Do you consent to Telephone/Electronic Transfer Authorization? Yes No This authorization I (We) release Jackson of NY, its affiliates, subsidiaries, and agents from all damages related in any way to its acting is not extended upon any unauthorized telephone/electronic instruction. I (We) understand and agree that Jackson of NY reserves to Authorized Callers. the right to terminate or modify these telephone/electronic privileges at any time, without cause and without notice to me (us). To give consent to initiate partial withdrawals via telephone, internet, or other electronic medium, please complete the Telephone/Electronic Authorization Request form, (NV3982). Authorized Caller This If you want to authorize an individual other than your Producer/Representative to receive Contract information via authorization telephone, please list that individual's information here. is not extended to Telephone/ First Name Middle Name Last Name Electronic Transfer Authorization. Social Security Number Date of Birth (mm/dd/yyyy) NVDA 650BE 01/17 Page 8 of 11 NV7873 08/18

LONG-TERM SMART Electronic Delivery Authorization If no election is Do you consent to Electronic made, Jackson Delivery of documents? Yes No of NY will default to " No." Check the box(es) next to the types of documents you wish to receive electronically. If Electronic Delivery is authorized, but no document type is selected, the selection will default to "All Documents." Selection of "ALL DOCUMENTS" ALL DOCUMENTS Prospectuses and prospectus supplements Annual and Semiannual reports excludes quarterly statements. Transaction confirmations Other Contract-related correspondence Please provide one email My email address is: address and print clearly. I (We) will notify the company of any new email address. If you authorize This consent will continue until revoked and will cover delivery to you in the form of an email or by notice to you of Electronic a document's availability on Jackson of NY's website. For jointly owned contracts, all Joint Owners are consenting to Delivery but do not provide an electronic delivery and use of the single email address above. Please contact the appropriate Jackson of NY Service email address Center or go to www.jackson.com to update your email address, revoke your consent to electronic delivery or or the address request paper copies. Certain types of correspondence may continue to be delivered by the United States Postal is illegible, Service for compliance reasons. Registration on Jackson of NY's website (www.jackson.com) is required for Electronic electronic delivery of Contract-related correspondence. Delivery will not be initiated. The computer hardware and software requirements that are necessary to receive, process and retain electronic communications that are subject to this consent are as follows: To view and download material electronically, you must have a computer with internet access, an active email account and Adobe Acrobat Reader. If you don't already have Adobe Acrobat Reader, you can download it free from www.adobe.com. There is no charge for electronic delivery of electronic communications, although you may incur the costs of internet access and of such computer and related hardware and software as may be necessary for you to receive, process and retain electronic documents and communications from Jackson of NY. Please make certain you have given Jackson of NY a current email address. Also let Jackson of NY know if that email address changes. We may need to notify you of a document's availability through email. You may request paper copies, whether or not you consent or revoke your consent for electronic delivery, at any time and for no charge. Even if you have given us consent, we are not required to make electronic delivery and we have the right to deliver any documents or communications in paper form. NVDA 650BE 01/17 Page 9 of 11 NV7873 08/18

LONG-TERM SMART Notice to Applicant This application will be attached to and made part of the Contract. Important Information related to Systematic Investments: Systematic Investing does not ensure a profit or protect against loss in a declining market. Principal value and investment return of the Investment Divisions will fluctuate with changes in market conditions. When redeemed, unit values may be more or less than the original purchase price. Please see the prospectus for additional information related to Systematic Investment options. Client Acknowledgments 1. I (We) hereby represent to the best of my (our) knowledge and belief that each of the statements and answers contained in this application are true, complete and correctly recorded. 2. I (We) certify that the Social Security or Taxpayer Identification number(s) shown above is (are) correct. 3. I (We) certify that the date of birth of the Owner and any Joint Owner, primary spousal Beneficiary, Annuitant, or Joint Annuitant, if applicable, stated in this application is (are) true and correctly recorded. 4. I (We) understand that annuity benefits, death benefit values, and withdrawal values, if any, when based on the investment experience of an Investment Division in the separate account of Jackson of NY, are variable and may be increased or decreased, and the dollar amounts are not guaranteed. 5. I (We) have been given a current prospectus for this variable annuity and for each available Investment Division. 6. To the best of my (our) knowledge and belief the Contract I (we) have applied for is suitable for my (our) insurance and investment objectives, financial situation and needs. 7. I understand the restrictions imposed by 403(b)(11) of the Internal Revenue Code. I understand the investment alternatives available under my employer's 403(b) plan, to which I may elect to transfer my contract value. 8. I (We) understand that the Contract's Fixed Account Minimum Interest Rate will be redetermined each Redetermination Date. The redetermined rate, which may be higher or lower than the Initial Fixed Account Minimum Interest Rate, will apply for that entire Redetermination Period. (Only applicable to Contracts with a Fixed Account Option.) 9. I (We) understand that allocations to the Fixed Account Options, with certain exceptions, are subject to an adjustment if withdrawn or transferred prior to the end of the applicable period, which may reduce amounts withdrawn or transferred. (Only applicable to Contracts with a Fixed Account Option.) 10. I (We) understand that Jackson of NY issues other annuities with similar features, benefits, limitations and charges. I (We) have discussed the alternatives with my (our) financial representative. 11. I (We) understand that Jackson of NY may restrict the availability of one or more of the Fixed Account Options and/or reserves the right not to accept additional Premium allocations and transfers into the Fixed Account at any time on a nondiscriminatory basis. (Only applicable to Contracts with a Fixed Account Option.) Client Signatures It is required for Owner's Signature Date Signed (mm/dd/yyyy) State where signed Good Order that all applicable parties to the Contract sign Owner's Title (required if owned by an Entity) here. Joint Owner's Signature Date Signed (mm/dd/yyyy) Annuitant's Signature (if other than Owner) Date Signed (mm/dd/yyyy) State where signed Joint Annuitant's Signature (if other than Joint Owner) Date Signed (mm/dd/yyyy) Not FDIC/NCUA Insured Not Bank/CU guaranteed May lose value Not a deposit Not insured by any federal agency NVDA 650BE 01/17 Page 10 of 11 NV7873 08/18

LONG-TERM SMART Producer/Representative Acknowledgments By signing this form, I certify that: 1. I am authorized and qualified to discuss the Contract herein applied for. 2. I have fully explained the Contract to the client, including Contract benefits, restrictions and charges and I believe this transaction is suitable given the client's financial situation and needs. 3. The applicant's statement as to whether or not an existing life insurance policy or annuity contract is being replaced is true and accurate to the best of my knowledge and belief. 4. I have complied with requirements for disclosures and/or replacements as necessary. Program Producer/Representative #1 Signature Date Signed(mm/dd/yyyy) Jackson of NY Prod./Rep. No. Options Note: If no option is indicated, the designated First Name Middle Name Last Name default will be used. Email Address (print clearly) Business Phone Number (include area code) Extension Program Options * Percentage A B C D E % * NOTE: If Liquidity Option is selected, only Program Option E is available. If more than one Producer/Representative is participating in a Program Option on this case, please provide the additional Producer/Representative names, Jackson of NY Producer/Representative numbers and percentages for each (producers # 1-4 totaling 100%). If Percentage is Producer/Representative Name #2 Jackson of NY Producer/Representative No. Percentage left blank, all Producer/Reps % will receive equal shares. Producer/Representative Name #3 Jackson of NY Producer/Representative No. Percentage % Producer/Representative Name #4 Jackson of NY Producer/Representative No. Percentage % NVDA 650BE 01/17 Page 11 of 11 NV7873 08/18